SCHEDULE 14C INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  FILED BY THE REGISTRANT [X]     FILED BY A PARTY OTHER THAN THE REGISTRANT[ ]

                           CHECK THE APPROPRIATE BOX:
     [ ]   PRELIMINARY PROXY STATEMENT      [ ] CONFIDENTIAL, FOR USE OF THE
               COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
                      [X]  DEFINITIVE INFORMATION STATEMENT

                      [ ]   DEFINITIVE ADDITIONAL MATERIALS

                   [ ]   SOLICITING MATERIAL UNDER RULE 14A-12


                            WTAA INTERNATIONAL, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.
  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                    Common

        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
                                   13,170,134


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

(4)  Proposed  maximum  aggregate  value  of  transaction:  n/a


(5)  Total  fee  paid:  n/a


     [ ]  Fee paid previously with preliminary materials:  n/a


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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     (1)   Amount  previously  paid:


     (2)   Form, Schedule or Registration Statement No.:  14C


     (3)   Filing  Party:  Registrant


     (4)   Date Filed:  October 16th, 2001


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                            WTAA INTERNATIONAL, INC.

                      1027 South Rainbow Boulevard Unit 391
                           Las Vegas, Nevada USA 89145

                              Information Statement

                                        , 2001


          The Company wishes to inform shareholders of the following proposed action.

          Approve the change of name of the Corporation from WTAA International, Inc., to Gravitas International, Inc.

     You can find more information about this proposal, in the attached Information Statement.




                             By Order of the Board of Directors,



Las  Vegas,  Nevada          /s/Colin  Vance  Campbell
October 16th, 2001           President


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                            WTAA INTERNATIONAL, INC.
                     1027 South Rainbow Boulevard, Unit 391
                             Las Vegas, Nevada 89145


                              INFORMATION STATEMENT
                                     FOR THE
                         WRITTEN CONSENT OF STOCKHOLDERS
                               OCTOBER 29TH, 2001


     Our Board of Directors is providing information with respect to the matters referred to in this Information Statement. This Information Statement contains important information. Please read it carefully.

ITEM 1.          DATE,  TIME  AND  PLACE  OF  INFORMATION

     This Information Statement will be mailed to stockholders on or about October 29th, 2001.

     In  this  Information  Statement:

     o  "We,"  "us,"  "our" and the "Company" refer to WTAA International, Inc.,
     o  "Board  of  Directors"  or  "Board"  means  our  Board  of Directors,
     o  "SEC"  means  the  Securities  and  Exchange  Commission;  and,
     o  "Voting  Securities"  means  outstanding  shares of our common stock.

     The Board set October 29th, 2001 as the record date for the Information Statement. There were 13,170,134 shares of our common stock outstanding as at October 29th, 2001. The proposed effective date for the name change is November 30th, 2001.

     We have summarized below important information with respect to an Information Statement in lieu of a shareholder meeting.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM  2.     REVOCABILITY  OF  PROXIES

N/A

ITEM  3.     DISSENTERS  RIGHT  OF  APPRAISAL

N/A

ITEM  4.     PERSONS  MAKING  THE  SOLICITATION

N/A

ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

N/A


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ITEM  6.     VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number of shares of our common stock that are owned by the directors, the Named Executive Officers.

     a)  Security  Ownership  of  Certain  Beneficial  Owners.

     The following table sets forth the security and beneficial ownership interest for each class of equity securities known by the Company to have more than five (5%) percent of the voting securities.

                                                     Percentage of
                                 Amount and            Class (2)
Title of                         Nature of
Class     Name and address       Beneficial
          of beneficial owner    Ownership(1)
          Pioneer
          Investment
          Holdings c/o
          National Cardiac
          Centre Parman,
          KAR #87 Slipi
Common    Jakarta, Indonesia      3,600,000 I            27.3%

(1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons have such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.
(2) As of August 31, 2001, there were 13,170,134 common shares outstanding. Unless otherwise noted, the security ownership disclosed is of record and beneficial.

     b)  Security Ownership of Management.

The following table sets forth certain information with respect to the beneficial ownership of each officer and director, and of all directors and executive officers as a group as of August 31, 2001.

TITLE OF    NAME AND ADDRESS              AMOUNT AND NATURE OF     PERCENTAGE OF
CLASS       OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP (1)      CLASS

            Weinstein, Dr.
            P.O. Box 115
Common      Big Sur, CA 93920                       206,667                 1.5%

            Shaben,  Larry
            207 Solar Court
            10350 124th Street
Common      Edmonton, Alberta T5N  3V9              202,925                 1.5%

            Campbell, Colin
            638 Millbank
Common      Vancouver, BC V5Z 4B2                   200,000                 1.4%


  There are no arrangements that may result in change in control of the company.

ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

N/A

ITEM 8.  EXECUTIVE  COMPENSATION.

N/A

ITEM 9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

N/A

ITEM 10.  COMPENSATION  PLANS

N/A

ITEM 11.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

N/A

ITEM 12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES
N/A

ITEM 13.  FINANCIAL  AND  OTHER  INFORMATION

N/A

ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

N/A

ITEM 15.  ACQUISITION OR DISPOSITION OF PROPERTY

N/A


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ITEM 16.  RESTATEMENT  OF  ACCOUNTS

N/A

ITEM 17.  ACTION  WITH  RESPECT  TO  REPORTS.

N/A

ITEM 18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

N/A

ITEM 19.  AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

The Company has determined that a change of name is necessary in order to better reflect the new direction of its business.

The Company proposes to Amend the Charter and the Bylaws of the Company to reflect this name change from WTAA International, Inc. to Gravitas International, Inc.

ITEM 20.  OTHER  PROPOSED  ACTION

N/A

ITEM 21.  VOTING  PROCEDURES

N/A

ITEM 22.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

N/A



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                                  OTHER MATTERS

Other  Business

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting or Information Statement in lieu thereof. If any other matters are properly brought before the Company, it is the intention of the persons named in the accompanying information statement to consider such matters in accordance with their best judgment.

Annual Report to Stockholders OR Annual Report on Form 10-K

     Our annual report on Form 10-K for the year ended December 31, 2000, as filed with the SEC, is available at no charge to stockholders upon written request at our business address. Copies may also be obtained without charge through the EDGAR system at www.sec.gov.

                                 By Order of the Board of Directors



                                 Colin  Vance  Campbell
DATE  October 29th, 2001         President



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October  29th,  2001

Dear  Stockholder:

We are providing an Information Statement in lieu of an Annual Meeting or Special Meeting of Stockholders of WTAA International, Inc. Detailed information as to the matter under consideration is contained in the accompanying Notice and Information Statement.


                                   Sincerely,


                                   Colin Vance Campbell,
                                   President




1. Change of Name of the Company from WTAA International, Inc., to Gravitas International, Inc.


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